Exhibit 99.2

Corporate Overview January 2014

2 Safe Harbor Statement This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements are characterized by future or conditional verbs such as “may,” “will,” “expect,” “intend,” “anticipate,” believe,” “estimate” and “continue” or similar words. You should read statements that contain these words carefully because they discuss future expectations and plans, which contain projections of future results of operations or financial condition or state other forward-looking information. Such statements are only predictions and our actual results may differ materially from those anticipated in these forward-looking statements. We believe that it is important to communicate future expectations to investors. However, there may be events in the future that we are not able to accurately predict or control. Factors that may cause such differences include, but are not limited to, those discussed under Risk Factors and elsewhere in our Annual Report on Form 10-K for the year ended December 31, 2012, as filed with the Securities and Exchange Commission, including the uncertainties associated with product development, the risk that products that appeared promising in early clinical trials do not demonstrate safety and efficacy in larger-scale clinical trials, the risk that we will not obtain approval to market our products, the risks associated with dependence upon key personnel and the need for additional financing. We do not assume any obligation to update forward-looking statements as circumstances change. This presentation does not constitute an offer or invitation for the sale or purchase of securities or to engage in any other transaction with Synergy or its affiliates. The information in this presentation is not targeted at the residents of any particular country or jurisdiction and is not intended for distribution to, or use by, any person in any jurisdiction or country where such distribution or use would be contrary to local law or regulation.

3 Pioneering Gastrointestinal Research and Development Advanced clinical programs with multiple value drivers Unique mechanism-of-action based on the body’s naturally occurring GI hormone Exclusive worldwide rights Strong patent portfolio Experienced management team NATURAL PHYSIOLOGY MEETS BREAKTHROUGH SCIENCE

4 Building a Proprietary GC-C Platform Compound Indication Phase 1 Phase 2 Phase 3 Marketed Plecanatide Chronic Idiopathic Constipation (CIC) Irritable Bowel Syndrome with Constipation (IBS-C) SP-333 Opioid-Induced Constipation (OIC) Ulcerative Colitis (UC)

5 Our Approach: Based on the Natural GI Hormone Uroguanylin = Natural Hormone Plecanatide SP-333

6 Uroguanylin: Chief Regulator of Normal GI Physiology Natural hormone the body secretes in the GI tract Natural agonist of the human GC-C receptor Activates GC-C and regulates normal digestive functioning

7 The Natural GC-C Agonist: Physiological Mechanism 1 2 3 plecanatide Uroguanylin (UroG) activates GC-C receptors in the gut GC-C receptor stimulates cyclic GMP synthesis C-GMP activates CFTR, moving fluid into the intestine for normal digestion Plecanantide activates GC-C, restoring normal GI function Cross Section of GI Tract 2 3 4 4 1

8 Plecanatide: Superior Analog of Natural Uroguanylin NDDCELCVNVACTGCL NDECELCVNVACTGCL Binding constant to GC-C receptors is 8-fold higher than uroguanylin(1) Pharmacological activity mimics natural uroguanylin Essentially non-systemic Once-daily oral tablet KEY AMINO ACID SUBSTITUTION Designed for superior binding to GC-C receptor (1) D. Liu, et. al., Anticancer Research, 29: 3777-3784 (2009) Uroguanylin – Natural Hormone Plecanatide – Uroguanylin Analog

9 Plecanatide: A Unique GC-C Agonist 16-mer analog of natural uroguanylin Single key amino acid change Greater level of active bio-conformer Compact stable molecule Thermo and acid stable (100° C, pH 2) High resistance to proteases Small molecule characteristics Plecanatide

Plecanatide Program Chronic Idiopathic Constipation (CIC) & Irritable Bowel Syndrome with Constipation (IBS-C)

Attractive US Market with Significant Unmet Need

Millions of CIC/IBS-C patients actively seeking care

- > 33 million US adults with CIC
- > 12 million US adults with IBS-C

CIC population expected to grow

- CIC affects around 50% of the US elderly - 74% nursing home residents [1] [2]
- US elderly population expected to reach 80 million by 2050 [3]

Current US market opportunity

- Two FDA approved drugs for CIC/IBS-C
  - Combined total annual prescriptions around 1.5 million[4]
  - ***Serving < 5% of US patients with CIC/IBS-C***
- US OTC laxatives reached $1.4 billion in 2012 annual sales[5]

1. Wald A, Scarpignato C, Kamm MA, et al. The burden of constipation on quality of life: results of a multinational survey. Aliment Pharmacol Ther. 2007;26(2):227-236.
2. Rao SC, Go JT. Update on the management of constipation in the elderly: new treatment options. Clin Interv Aging. 2010;5:163-171.
3. U.S. Census Bureau
4. Sucampo, First Quarter 2013 Results, Amitiza US prescriptions: over 7M prescriptions over 7 years and Ironwood Pharmaceuticals, Third Quarter 2013 Investor Update, More than 539,000 Linzess prescriptions filled since launch, IMS Health
5. Consumer Healthcare Products Association, US sales figures, 2012

Corporate Overview I January 2014
11

Plecanatide Phase 2b/3 CIC Trial Results from an adequate and well-controlled 951 Patient, Multi Center Trial

13 Phase 2b/3 CIC Trial Study Aim: Determine the safety and efficacy of plecanatide in chronic idiopathic constipation (CIC) patients Study Design: Randomized, double-blind, placebo-controlled, parallel group, stratified by gender, multicenter study Doses: 0.3, 1.0 & 3.0 mg Sites: 113 U.S. Enrollment: 951 CIC patients Study Duration: Screening up to 4 weeks Baseline 2 weeks Treatment 12 weeks Post-Tx 2 weeks

14 Phase 2b/3 CIC Trial: Efficacy Endpoints PRIMARY ENDPOINT KEY SECONDARY ENDPOINTS Portion of patients who are overall responders for the 12 week treatment period. Overall responder is defined as a weekly responder for at least 9 of the 12 treatment weeks, including at least 3 of the last 4 weeks. Weekly responder achieves > 3 CSBMs with an increase of > 1 CSBM from baseline. Change in CSBMs over frequency Safety of plecanatide, including treatment adverse events (TAEs) Change in stool consistency (BSFS) Time to first spontaneous bowel movement (SBM) Change in straining Change in global patient relief, improvement and treatment satisfaction

15 Phase 2b/3 CIC Trial: Primary Endpoint Percent CSBM Responders % of Responders % of Responders * = p<0.05 ** = p<0.01

16 Phase 2b/3 CIC Trial: Weekly Responder Rates >3 CSBMs/wk with an increase of > 1 CSBM/wk % Responders * = p<0.05; ** = p < 0.01; *** = p < 0.001 Treatment Week

17 Phase 2b/3 CIC Trial: Stool Consistency Bristol Stool Form Scale Score * = p<0.05; ** = p < 0.01; *** = p < 0.001 Treatment week

18 Phase 2b/3 CIC Trial: Clear Dose Response for Secondary Endpoints All Plecanatide doses p<0.001 at all time points All Plecanatide doses p<0.001 at all time points S0= no symptoms, 10=worse possible symptoms Comparison to placebo * = p<0.05; ** = p < 0.01; *** = p < 0.001

19 Phase 2b/3 CIC Trial: Safety Results Event Placebo Plecanatide n (%) Placebo N=236 0.3 mg N=237 1.0 mg N=238 3.0 mg N=237 Serious Adverse Events (AE) 5 (2.1) 1 (0.4) 1 (0.4) 2 (0.8) Treatment-emergent (TE) AEs 96 (40.7) 99 (41.8) 103 (43.3) 106 (44.7) AEs leading to withdrawal 8 (3.4) 9 (3.8) 16 (6.7) 13 (5.5) All Diarrhea TEAEs 3 (1.3) 13 (5.5) 20 (8.4) 23 (9.7) Severe Diarrhea TEAEs 0 0 4 (1.7) 1 (0.4) Withdrawal due to Diarrhea 1 (0.4) 2 (0.8) 8 (3.4) 7 (3.0)

20 Phase 2b/3 CIC Data Validate Plecanatide’s Unique Profile Safe and well tolerated with a diarrhea rate <10% at highest dose (3 mg) Withdrawal due to diarrhea infrequent (3% for plecanatide 3 mg vs. 0.4% for placebo) Only one patient on plecanatide 3 mg (0.4%) had severe diarrhea Superior Tolerability Excellent Efficacy Plecanatide 3 mg dose showed statistically-significant improvement in all primary and key secondary endpoints Clear dose response in key secondary endpoints

Plecanatide Phase 3 CIC Trials Design & Endpoints Nov. 2013: Announced opening of first phase 3 trial

22 Phase 3 CIC Trials Study Design: Randomized, 12-Week, Double-Blind, Placebo-Controlled Study to Confirm the Safety and Efficacy of Plecanatide in Patients With CIC Doses: 3 and 6 mg Sites: 180 sites (US and Canada) Estimated Enrollment: 1350 CIC patients per trial (2700 patients total) Trial Duration: Screening up to 4 weeks Baseline 2 weeks Treatment 12 weeks Post-Tx 2 weeks

23 Phase 2b/3 CIC Trial: Observed Diarrhea Plateau Effect Plateau Effect- as plecanatide dose increases, the increase in the diarrhea event rate is not proportional to the dose increase

24 Phase 3 CIC Trials: Efficacy Endpoints PRIMARY ENDPOINT SECONDARY ENDPOINTS Portion of patients who are overall responders for the 12 week treatment period. Overall responder is defined as a weekly responder for at least 9 of the 12 treatment weeks, including at least 3 of the last 4 weeks. Weekly responder achieves > 3 CSBMs with an increase of > 1 CSBM from baseline. Change in CSBMs over frequency Safety of plecanatide, including treatment adverse events Change in stool consistency (BSFS) Time to first spontaneous bowel movement (SBM) Change in straining Change in global patient relief, improvement and treatment satisfaction

Plecanatide Phase 2b IBS-C Trial Design & Endpoints Dec. 2013: Announced completion of patient enrollment

26 Phase 2b IBS-C Trial Study Aim: Assess the safety and efficacy of plecanatide in patients with IBS-C Study Doses: 0.3, 1.0, 3.0, 9.0 mg Estimated Enrollment: 350 IBS-C patients (70 per arm) Treatment Duration: 12 weeks Primary Endpoint = change from baseline in mean CSBMS over 12 week treatment period Completed patient enrollment in December 2013 – topline data expected early 2Q2014

SP-333 Program Opioid-Induced Constipation (OIC) & Ulcerative Colitis (UC)

28 SP-333: Superior Stability Expands the Potential Second-Generation GC-C Agonist Resistant to proteolysis in simulated intestinal fluid Highly potent and stable peptide Pharmacologic activity mimics natural physiology Essentially non-systemic Once-daily oral tablet Uroguanylin – Natural Hormone SP-333 – Uroguanylin Analog dNDECELCVNVACTGCdL NDDCELCVNVACTGCL Single letters denote different amino acids. Colored lines denote disulfide bonds.

Activity of Uroguanylin, Plecanatide and SP-333 to stimulate cGMP synthesis is pH-dependent



250
200
150
100
50
0
cGMP (pmol/mg)
pH5
pH6
pH7
pH8
Uroguanylin
400
300
200
100
0
cGMP (pmol/mg)
pH5
pH6
pH7
pH8
Plecanatide
500
400
300
200
100
0
cGMP (pmol/mg)
pH5
pH6
pH7
pH8
SP-333

Corporate Overview I January 2014
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30 SP-333: Unique Potential for OIC Market Only one FDA approved oral drug to treat opioid-induced constipation Twice-daily dosing Systemic exposure Not approved for use in methadone-induced constipation SP-333 potential advantages: Once-daily dosing Non systemic Demonstrated potential in preclinical studies to treat methadone-related constipation Millions of US patients on chronic opioids - over 90% experience diminished bowel movement frequency

31 SP-333 Phase 2 OIC Trial Study Aim: Assess the safety and efficacy of SP-333 in OIC patients receiving chronic opioid therapy for > 3 months Doses: (1, 3, 6 mg) Estimated Enrollment: 260 OIC patients Treatment Duration: 4 weeks Primary Endpoint mean change from baseline in the number of SBMs during Week 4 of the Treatment Period Phase 2b topline data expected 3Q2014

SP-333 ameliorates colitis in mice via down-regulation of NF-kB signaling


SP-333
Guanylate Cylcase C
Activation
Inhibition
Cyclic GMP
PKG-II
NF-κB
IL-17 & IL-23
IL-8 & TNF-α
Amelioration of Inflammation

- Expression of uroguanylin is suppressed in human tissues from ulcerative colitis, Crohn's Disease and colon tumors[1-3]
- Deficiency of uroguanylin might be associated with these diseases
- GC-C agonists ameliorate colitis in the following murine models[4-5]:
  - TNBS-induced colitis in Balb/c mice
  - TNBS-induced colitis in BDF1 mice
  - DSS-induced colitis in BDF1 mice
  - Spontaneous colitis in TCRa KO mice
- SP-333 acts through a cGMP-mediated mechanism to downregulate NF-kB signaling and by suppression of production of pro-inflammatory cytokines[6]

1.Shailubhai et al. Cancer Res 2000; 60:5151-7.
2. Cohen MB et al. Laboratory Investigation 1998;78:101-8.
3. Wu et al. Inflammatory Bowel Diseases 2007;13:807-21.
4.Shailubhai et al. Am. J. Gastroenterol 2011;106 (S1):S455
5.Shailubhai et al. Am. J. Gastroenterol 2011;106 (S1):S570.
6. Zhang et al. Am. J. Gastroenterol 2012; 107(S1):S626.

Corporate Overview I January 2014
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33 SP-333 for OIC and UC: Development Overview KEY DISCOVERY HIGHLIGHTS STATUS OF CLINICAL PROGRAMS In preclinical models, orally administered SP-333 restored GI transit to normal levels and alleviated the onset of opioid-induced bowel dysfunction Exhibited potent anti-inflammatory activity in preclinical models of GI inflammation Phase 1 MAD/SAD studies completed in 2Q2013 SP-333 phase 2 OIC study now enrolling Formulation development of SP-333 to treat mild-to-moderate UC underway

Synergy: A Unique Opportunity Corporate Summary

35 Synergy’s Anticipated Milestones 2013 Plecanatide SP-333 CIC IBS-C OIC UC EOP2 Meeting Positive Phase 2b Topline Data 2014 2015 2016 Phase 3 Pivotal Trials Topline Data US NDA Filing Phase 2b Trial Topline Data Topline Data US NDA Filing Phase 2 Trial Topline Data Phase 2 Trial Completed SAD/MAD Phase 1 Trials Proof of Concept EOP2 Meeting Phase 3 Pivotal Trials

36 The Synergy Opportunity Significant unmet medical need for multi-billion dollar GI market CIC, IBS-C, OIC and UC Plecanatide CIC data suggest ideal combination of efficacy, superior tolerability and excellent safety profile Phase 3 trial now underway Phase 3 topline results expected in mid 2015 Plecanatide phase 2b IBS-C data expected in early 2Q2014 SP-333 phase 2 OIC study now underway Topline data expected 3Q2014 Retain exclusive worldwide rights for both assets Focused, experienced and capable team